Exhibit 10.4

SECOND AMENDMENT

TO

PURCHASE AND SALE AGREEMENT

This SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is made and entered into as of the _16 day of December, 2021, by and between CHR VIII-PCP MHC Charlotte Dixie, L.L.C., a Delaware limited liability company (“Dixie Property Owner”), CHR VIII-PCP MHC Charlotte Dixie Owner, L.L.C., a Delaware limited liability company (“Dixie Mobile Home Owner”), CHR VIII-PCP MHC Charlotte Driftwood, L.L.C., a Delaware limited liability company (“Driftwood Property Owner”), CHR VIII-PCP MHC Charlotte Driftwood Owner, L.L.C., a Delaware limited liability company (“Driftwood Mobile Home Owner”), CHR VIII-PCP MHC Charlotte Meadowbrook, L.L.C., a Delaware limited liability company (“Meadowbrook Property Owner”), and CHR VIII-PCP MHC Charlotte Meadowbrook Owner, L.L.C., a Delaware limited liability company (“Meadowbrook Mobile Home Owner” and collectively with Dixie Property Owner, Dixie Mobile Home Owner, Driftwood Property Owner, Driftwood Mobile Home Owner, Meadowbrook Property Owner and Meadowbrook Mobile Home Owner, “Seller”), MHP PURSUITS LLC, a North Carolina limited liability company (“Purchaser”), and CHARLOTTE 3 PARK MHP LLC, a North Carolina limited liability company (“Assignee”).

RECITALS

A. WHEREAS, Seller and Purchaser entered into that certain Purchase and Sale Agreement dated October 19, 2021 (the “Original Agreement”); as amended and reinstated by that certain Reinstatement and First Amendment to Purchase and Sale Agreement dated December 7, 2021 (the “First Amendment” and together with the Original Agreement, the “Agreement”) with respect to certain real property identified in the Agreement as the Dixie Real Property, the Meadowbrook Real Property and the Driftwood Real Property, as more particularly described in the Agreement.

B. WHEREAS Purchaser, as assignor, desires to assign, set over and convey to CHARLOTTE 3 PARK MHP LLC, a North Carolina limited liability company, as assignee (“Assignee”), all of Purchaser’s rights and benefits in, to and under the Agreement, and Assignee desires to obtain such assignment and assume the obligations of Purchaser, upon the terms and conditions hereinafter provided.

C. WHEREAS, Seller, Assignee and Purchaser desire to amend the terms of the Agreement as set forth in this Amendment.

NOW, THEREFORE, for and in consideration of the covenants and premises contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Seller and Purchaser, Seller and Purchaser agree as follows:

AGREEMENTS

1. Defined Terms. The above recitals are fully incorporated into the agreements of this Amendment by this reference. All undefined capitalized terms in this Amendment shall have the same meanings as in the Agreement, unless otherwise defined herein.

2. Schedule 1.13. Schedule 1.13 of the Agreement is hereby substituted with the following information in Exhibit A attached hereto.

3. Assignment. Purchaser does hereby ASSIGN, TRANSFER, SET OVER, CONVEY and DELIVER unto Assignee, its successors and assigns, all of the rights, title, benefits, powers, privileges and interests of Purchaser in and to the Agreement.

4. Assumption. Assignee hereby assumes the liabilities, obligations, duties and responsibilities of Purchaser with respect to the terms and conditions of the Agreement

5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. Facsimile or electronic (email) copies of the signature pages to this Amendment shall be deemed to be originals for all purposes of this Amendment.

6. Effect of Amendment. Except as specifically modified by this Amendment, all of the terms and conditions of the Agreement remain in full force and effect, and are hereby ratified and confirmed by Seller, Assignee and Purchaser. Notwithstanding the foregoing, in the event there is any conflict between the terms and provisions of the Agreement and this Amendment, the terms and provisions of this Amendment shall control.

7. Modifications. This Amendment and the Agreement cannot be modified in any manner other than by written modification executed by Seller and Purchaser.

8. Successors and Assigns. This Amendment is binding upon and inures to the benefit of Seller and Assignee and their respective successors and assigns.

9. Representations and Warranties. Seller and Purchaser represent and warrant to each other respectively that they have the requisite power and authority to enter into this Amendment; that all necessary and appropriate approvals, authorizations and other steps have been taken to effect the legality of this Amendment; that the signatories executing this Amendment on behalf of Seller and Purchaser have been duly authorized and empowered to execute this Amendment on behalf of Seller and Purchaser, respectively; and that this Amendment is valid and shall be binding upon and enforceable against Seller and Purchaser and their respective successors and assigns and shall inure to the benefit of Seller and Purchaser and their respective successors and assigns.

[Remainder of page intentionally left blank; Signature page to follow]

IN WITNESS WHEREOF, Seller, Assignee and Purchaser have duly executed this Second Amendment to Purchase and Sale Agreement as of the day and year first written above.

SELLER:

DIXIE

CHR VIII-PCP MHC Charlotte DIXIE, L.L.C.,

a Delaware limited liability company

By:	CH Realty VIII-Pacific Current MHC Charlotte JV, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:	Charlotte MHC LLC,
a Delaware limited liability company,
its Manager

By:	Pacific Current Partners, LLC,
a California limited liability company,
its Manager

By:	/s/ Spencer Engler-Coldren
Name:	Spencer Engler-Coldren
Title:	Manager

CHR VIII-PCP MHC Charlotte DIXIE owner, L.L.C.,

a Delaware limited liability company

By:	CH Realty VIII-Pacific Current MHC Charlotte Owner JV, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:	Charlotte MHC LLC,
a Delaware limited liability company,
its Manager

By:	Pacific Current Partners, LLC,
a California limited liability company,
its Manager

By:	/s/ Spencer Engler-Coldren
Name:	Spencer Engler-Coldren
Title:	Manager

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

DRIFTWOOD

CHR VIII-PCP MHC Charlotte DRIFTWOOD, L.L.C.,

a Delaware limited liability company

By:	CH Realty VIII-Pacific Current MHC Charlotte JV, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:	Charlotte MHC LLC,
a Delaware limited liability company,
its Manager

By:	Pacific Current Partners, LLC,
a California limited liability company,
its Manager

By:	/s/ Spencer Engler-Coldren
Name:	Spencer Engler-Coldren
Title:	Manager

CHR VIII-PCP MHC Charlotte DRIFTWOOD owner, L.L.C.,

a Delaware limited liability company

By:	CH Realty VIII-Pacific Current MHC Charlotte Owner JV, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:	Charlotte MHC LLC,
a Delaware limited liability company,
its Manager

By:	Pacific Current Partners, LLC,
a California limited liability company,
its Manager

By:	/s/ Spencer Engler-Coldren
Name:	Spencer Engler-Coldren
Title:	Manager

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

MEADOWBROOK

CHR VIII-PCP MHC Charlotte MEADOWBROOK, L.L.C.,

a Delaware limited liability company

By:	CH Realty VIII-Pacific Current MHC Charlotte JV, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:	Charlotte MHC LLC,
a Delaware limited liability company,
its Manager

By:	Pacific Current Partners, LLC,
a California limited liability company,
its Manager

By:	/s/ Spencer Engler-Coldren
Name:	Spencer Engler-Coldren
Title:	Manager

CHR VIII-PCP MHC Charlotte MEADOWBROOK owner, L.L.C.,

a Delaware limited liability company

By:	CH Realty VIII-Pacific Current MHC Charlotte Owner JV, L.L.C.,
a Delaware limited liability company,
its Managing Member

By:	Charlotte MHC LLC,
a Delaware limited liability company,
its Manager

By:	Pacific Current Partners, LLC,
a California limited liability company,
its Manager

By:	/s/ Spencer Engler-Coldren
Name:	Spencer Engler-Coldren
Title:	Manager

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

PURCHASER:

MHP PURSUITS LLC,

a North Carolina limited liability company

By:	/s/ Adam Martin
Name:	Adam Martin
Title:	CIO

ASSIGNEE:

CHARLOTTE 3 PARK MHP LLC,

a North Carolina limited liability company

By:	/s/ Adam Martin
Name:	Adam Martin
Title:	CIO

EXHIBIT A

SCHEDULE 1.13

PURCHASE PRICE ALLOCATION

Dixie Property (not including Park Owned Homes)	$435,000.00
Dixie Personal Property	$265,000.00
Dixie Goodwill	50,000.00
Driftwood Property (not including Park Owned Homes)	$315,000.00
Driftwood Personal Property	$70,000.00
Driftwood Goodwill	40,000.00
Meadowbrook Property (not including Park Owned Homes)	$950,000.00
Meadowbrook Personal Property	$265,000.00
Meadowbrook Goodwill	110,000.00